UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934
Date of Report (Date of Earliest Event Reported): November 1, 2013

Global Telecom & Technology, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51211	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8484 Westpark Drive Suite 720 McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (703) 442-5500

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 426 under the Securities Act (17 CFR 230.426)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On November 1, 2013, Global Telecom & Technology, Inc. (the “Company”), and its domestic subsidiaries, Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra Ltd., IDC Global, Inc., NT Network Services, LLC and nLayer Communications, Inc. entered into a Second Amendment Agreement (the “Second Amendment”) with BIA Digital Partners SBIC II LP, for itself and as agent for the Note Holders, Plexus Fund II, L.P. (“Plexus”) and BNY Mellon-Alcentra Mezzanine III, L.P. (“BNY”) (together with any future holders of notes issued under the Note Purchase Agreement, the “Note Holders”), which amends that certain Second Amended and Restated Note Purchase Agreement dated April 30, 2013 (as amended, the “Note Purchase Agreement”), by and among the same parties.

The material amendments to the Note Purchase Agreement include:

(a)    reducing the interest rate on all notes under the Note Purchase Agreement from 13.5% per annum to 11% per annum; and

(b)     waiving the Company’s obligation to issue to Plexus and BNY warrants to purchase shares of common stock in connection with their purchase of additional notes under the Note Purchase Agreement in the aggregate amount of $3.0 million.

In connection with the Second Amendment, Plexus and BNY funded the remaining $3.0 million of committed financing under the Note Purchase Agreement.

The foregoing description of the Second Amendment and related documents does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment and such related documents. The Second Amendment and related Additional Notes are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Form 8-K and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

10.1
Second Amendment Agreement, dated November 1, 2013, by and between certain financial institutions party to the agreement as purchasers, BIA Digital Partners SBIC II LP, for itself and as agent for the purchasers, Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra Ltd., IDC Global, Inc., nLayer Communications, Inc., and NT Network Services, LLC.

10.2
Additional Note, dated November 1, 2013, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra Ltd., IDC Global, Inc., nLayer Communications, Inc., and NT Network Services, LLC to Plexus Fund II, L.P.

10.3
Additional Note, dated November 1, 2013, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra Ltd., IDC Global, Inc., nLayer Communications, Inc., and NT Network Services, LLC to BNY Mellon-Alcentra Mezzanine III, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2013	GLOBAL TELECOM & TECHNOLOGY, INC.

/s/ Chris McKee
Chris McKee Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1
Second Amendment Agreement, dated November 1, 2013, by and between certain financial institutions party to the agreement as purchasers, BIA Digital Partners SBIC II LP, for itself and as agent to the purchasers, Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra Ltd., IDC Global, Inc., nLayer Communications, Inc., and NT Network Services, LLC.

10.2
Additional Note, dated November 1, 2013, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra Ltd., IDC Global, Inc., nLayer Communications, Inc., and NT Network Services, LLC to Plexus Fund II, L.P.

10.3
Additional Note, dated November 1, 2013, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra Ltd., IDC Global, Inc., nLayer Communications, Inc., and NT Network Services, LLC to BNY Mellon-Alcentra Mezzanine III, L.P.

4